UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023
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Context Therapeutics Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40654	86-3738787
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Market Street, Suite 3915, Unit#15
Philadelphia, Pennsylvania 19103
(Address of principal executive offices including zip code)

(267) 225-7416
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading	Name of exchange
	Symbol	on which registered
Common Stock	CNTX	The Nasdaq Stock Market
$0.001 par value per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07
Submission of Matters to a Vote of Security Holders.

On May 31, 2023, Context Therapeutics Inc. ("the Company") held its 2023 Annual Meeting of Stockholders (the "Annual Meeting"). As of April 3, 2023, the record date for the Annual Meeting, there were 15,966,053 shares of Company common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 10,169,489, or approximately 63.69%, were present or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for the proposals submitted to a vote of the Company's stockholders at the Annual Meeting, which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2023. No other matters were considered or voted upon at the meeting.

Proposal 1. To ratify the selection by the Audit Committee of the Board of Directors of CohnReznick LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023.

The Company’s stockholders ratified the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting on this proposal is set forth below:

	For	Against	Abstentions	Broker Non-Votes
Ratification of CohnReznick LLP	9,827,096	232,432	109,961	---

Proposal 2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of its outstanding common stock at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-50, subject to and as determined by the Board of Directors.

While proposal 2 received the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting, the proposal was not approved because stockholders holding a majority of the outstanding shares of Company common stock entitled to vote did not vote “FOR” the proposal. The voting on this proposal is set forth below:

	For	Against	Abstentions	Broker Non-Votes
Amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split	7,809,550	2,326,090	33,849	---

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2023	Context Therapeutics Inc.

By: /s/ Martin A. Lehr
Name: Martin A. Lehr
Title: Chief Executive Officer